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                                                                  EXHIBIT 10.3.1



                    REVOLVING LOAN AND SECURITY AGREEMENT


        THIS LOAN AGREEMENT made this 13 day of October, 1995, by and between Q.E.P. CO., INC., a New York corporation with its chief executive office and principal place office at 575 Corporate Drive, Suite 410, Mahwah, New Jersey 07430, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, CA 90746, AMERICAN TROWEL AND FLOAT COMPANY, INC., a Florida corporation with its chief executive office and principal place of business at 2511 N.E. 4th Avenue, Pompano Beach, Florida 33064, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46953 and Q.E.P. ANDREWS, INC., a Nevada corporation with its chief executive office and principal place of business at 35 Stokes Drives, Carson City, Nevada (all of the foregoing hereinafter collectively called the "BORROWER" unless otherwise specifically indicated) and SHAWMUT BANK CONNECTICUT, N.A., a national banking association with offices at 850 Main Street, Bridgeport, Connecticut 06604 (hereinafter called the "LENDER") The Borrower and the Lender hereby agree as follows:

SECTION 1.  DEFINITIONS.  As used herein:

1.1 OBLIGATIONS - means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender of every kind and description (whether or notvidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not such obligations are related to the transaction described in this Loan Agreement, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest, including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to the Borrower or incurred by the Lender in connection with the Borrower's account whether provided for herein or in any Supplemental Agreement.

1.2 COLLATERAL - means Receivables, Inventory, Equipment, Patents, Trademarks and Additional Collateral, as hereinafter defined.

1.3 RECEIVABLES - means (a) all of the Borrower's now owned and hereafter acquired, present and future, accounts, contract rights, chattel paper, documents, and instruments, including without limitation all obligations to the Borrower for the payment of money, whether arising out of the Borrower's sale of goods or rendition of services or otherwise (all hereinafter called "ACCOUNTS, ETC."), and all proceeds of the foregoing and all proceeds of any insurance on the foregoing;
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         (b) all of the Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, Etc., present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, Etc., deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, Etc., and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (c) all of the Borrower's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, Etc., including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, Etc., and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

1.4 ELIGIBLE RECEIVABLES - means the net amount of those Receivables of Q.E.P. Co., Inc., Q.E.P.-O'Tool, Inc. and American Trowel and Float Company, Inc. which continually meet the following requirements:

         a. The account is due and payable not more than thirty (30) days from the date of the invoice evidencing the account and is not more than sixty (60) days past due;

         b. The account arose from the performance of services by the Borrower which have been fully and satisfactorily performed or from the absolute sale of goods by the Borrower in which the Borrower had the sole and complete ownership and the goods have been shipped or delivered to the account debtor evidencing which the Borrower or the Lender has the possession of shipping and delivery receipts;

         C. The account is not subject to any prior or subsequent assignment, claim, lien or security interest other than that of the Lender;

         d. To the best of the Borrower's knowledge, the account is not subject to setoff, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning his liability on the account, and the goods, the sale of which gave rise to the account, have not been returned, rejected, lost or damaged;

         e.      The account arose in the ordinary course of business;





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         f.      To the best of the Borrower's knowledge, no petition or other application for relief under the Bankruptcy Code or other insolvency law has been filed with respect to the customer or account debtor; and the customer or account debtor has not made an assignment for the benefit of creditors, become insolvent, or suspended or terminated business; and the account debtor is generally paying its debts as they become due; and

         g. The Lender has not notified the Borrower that, in the Lender's sole discretion, the account or account debtor is not acceptable to the Lender.

1.5 INVENTORY - means all inventory of whatsoever name, nature, kind or description now owned and hereafter acquired, present and future, by the Borrower, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Borrower, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of the Borrower therein and thereto, and all products and proceeds of the foregoing and all proceeds of any insurance on the foregoing.

1.6 ELIGIBLE INVENTORY - means that Inventory of Q. E. P. Co., Inc. and Q.E.P.-O'Tool, Inc. (valued at the lesser of cost to the Borrower or market value) which continually meets the following requirements:

         a. It is in first-class condition and is saleable through normal trade channels;

         b.      It is new and unused;

         c. It is owned by the Borrower and is not subject to any lien or security interest whatsoever other than that of the Lender; and

         d. It is not of any class, type or category which the Lender, acting in the Lender's sole discretion, shall have notified the Borrower, is not deemed to constitute Inventory eligible for the purposes of this SECTION "1.6"

                 Eligible Inventory shall include finished goods Inventory only.





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1.7      EQUIPMENT - means all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, present and future, by the Borrower of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all products and proceeds thereof and all proceeds of any insurance thereon.

1.8 PATENTS - means all of the Borrower's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States and State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

1.9 TRADEMARKS - means all of the Borrower's right, title and interest, present and future, in and to (a) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower; (b) all reissues, extensions or renewals thereof and all licenses thereof; and (c) the goodwill of the business symbolized by each of the Trade marks, and all customer lists and other records of the Borrower relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

1.10 ADDITION COLLATERAL - means (a) all other general intangibles of every kind and description of the Borrower, including without limitation Federal, State and local tax refund claims of all kinds, and any present or future right of the Borrower to or in its employee or other pension, retirement or similar plans and any assets thereof, or any portion thereof, including but not limited to refunds for overpayment, distributions upon termination, reversion of any





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         surplus assets or otherwise, whether now existing or hereafter arising; (b) all of the Borrower's deposit accounts, whether now owned or hereafter created, wherever located; (c) all monies, securities, instruments, cash and other property of the Borrower and the proceeds thereof, now or hereafter held or received by, or in transit to, the Lender from or for the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Borrower's deposits (general or special, balances, sums, proceeds and credits of the Borrower with the Lender at any time existing); and (d) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

1.11 LOAN AGREEMENT - means this Revolving Loan and Security Agreement, as the same may hereafter be supplemented, modified or amended.

1.12 SUPPLEMENTAL AGREEMENTS - means any and all agreements, instruments, documents, security agreements, mortgages, financing statements, and supplements thereto granting or intending to grant to the Lender any lien, security interest, pledge, assignment or indemnification to secure the obligations, or entered into between the Borrower and the Lender, at any time, for any purpose.

1.13     EFFECTIVE DATE - means the date of execution of this Loan Agreement.

1.14 GUARANTOR - means any person, firm or corporation which has guaranteed or endorsed or has agreed to act as surety for any of the Obligations.

1.15 ADDITIONAL DEFINITIONS. Unless otherwise specifically defined herein, all terms used in this Loan Agreement and in all documents referred to herein and which have been defined in Articles 1, 2 or 9, Uniform Commercial Code, shall be interpreted and construed in light of the sections, the definitions, the "official comment", and the definitional and substantive cross-references of the Uniform Commercial Code.

SECTION 2. TERMS OF BORROWING.

2.1 REVOLVING LOAN. The Lender may loan to the Borrower, at its discretion, and the Borrower may borrow, repay, and reborrow from the Lender, from time to time (the "REVOLVING LOAN"), up to that amount (hereinafter referred to as the "BORROWING BASE") which is the lesser of:





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         a.      The sum of:

                 (1) EIGHTY PERCENT (80%) of the Borrower's Eligible Receivables; AND

                 (2) FIFTY PERCENT (50%) of the Borrower's Eligible Inventory, but in any event not to exceed ONE MILLION THREE HUNDRED THOUSAND DOLLARS ($1,300,000); OR

         b.      THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS
                 ($3,250,000).

         Nothing herein shall be construed to require the Lender to lend up to the Borrowing Base, and nothing shall prohibit the Lender from lending in excess of the Borrowing Base, all loans to be at the discretion of the Lender.

2.2 BORROWING BASE REPORTS, ETC. For purposes of computing the Borrowing Base, the Borrower shall furnish to the Lender information-adequate to identify Receivables and Inventory at times and in form and substance as may be required by the Lender (the "BORROWING BASE CERTIFICATE"), a copy of which is annexed hereto as EXHIBIT E, together with such certificates as the Lender may require from the Borrower representing that no Event of Default has occurred and that the Borrower knows of no event which, but for the passage of time or the giving of notice, would create an Event of Default. From time to time, upon request of Lender, the Borrower shall provide the Lender with schedules describing all Receivables created or acquired by the Borrower and shall execute and deliver written assignments of such Receivables to the Lender; provided, however, that the Borrower's failure to execute and deliver such schedules and/or assignments shall not affect or limit the Lender's security interest or other rights in and to any Collateral. Together with each schedule, the Borrower shall, upon request of the Lender, furnish copies Of customers' invoices or the equivalent, and original shipping or delivery receipts for all merchandise sold, and the Borrower warrants the genuineness thereof. The Borrower further warrants that all Receivables are and will be bona fide existing obligations created by the sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business, free of liens, encumbrances and security interests (other than to Lender) and unconditionally owed to the Borrower and, to the best of the Borrower's knowledge, without defense, offset or counterclaim.

2.3 REPAYMENT OF THE REVOLVING LOAN. The Revolving Loan shall be payable June 30, 1998 without requiring the Lender first to resort to any other right, remedy or security. In the event the Revolving Loan at any time exceeds the Borrowing Base,





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         the Borrower will immediately, upon notification thereof from the
         Lender, repay to the Lender the amount by which the Revolving Loan exceeds the Borrowing Base. At the time of each advance under the Revolving Loan, the Borrower will, upon request of the Lender, execute a promissory note evidencing the Revolving Loan, such note to be in such form and to contain such provisions as the Lender shall deem desirable. If the Lender shall elect not to have the Borrower execute notes, each advance shall be recorded in an account on the Lender's books in which shall also be recorded accrued interest on advances, payments on such advances, and other appropriate debits and credits as herein provided, and such account shall constitute prima facie evidence of the information contained therein.

2.4      INTEREST ON THE REVOLVING LOAN.

         Interest on the Revolving Loan shall be payable monthly (except as otherwise stated with respect to a LIBOR Based Rate Loan being a loan made at the LIBOR Based Rate) in arrears on the first day of each month and at maturity.

         The Revolving Loan shall bear interest on the unpaid principal amount thereof outstanding from time to time at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to:

         a.      the sum of

                 i.       1/2 of 1 percent (.5%) plus

                 ii.      The Bank's base rate

                 (the "BASE RATE OPTION") or
         b.
                 i.       the LIBOR Rate plus

                 ii.      225 basis points, all as hereinafter set forth

                          (the "LIBOR BASED RATE")

         but in no event higher than the maximum rate of interest permitted to be collected by the holder of the Revolving Note under applicable law.

         As to the Base Rate Option, in the event the Bank's base rate prevailing on the effective date hereof is subsequently increased or decreased, then, as of the date of said increase or decrease, an increase or decrease will be made in the rate of interest which will be charged to Borrower in respect of the Revolving Loan so that the interest rate shall at all times be equal to the sum of one-half of one percent (.5%) plus the Bank's base rate, subject to the aforesaid





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         limitation based on applicable law. The Bank's "BASE RATE" shall mean the interest rate announced from time to time by the Lender as its base rate. The Base Rate is not necessarily the lowest rate available. The Bank shall not be obligated to notify the Borrower of any change in the base rate or the interest rate payable in respect of the Revolving Loan, and a failure to so notify shall not affect the effectiveness of the change in rate.

         The LIBOR Rate shall mean an annual rate of interest determined by Lender as being the rate available to Lender at approximately 11:00 a.m.- London time in the London Interbank Market, as referenced by Reuters Screen "LIBO", in accordance with the usual practice in such market, for the LIBOR Interest Period elected by Borrower, in effect two Good Business Days prior to the funding date for a requested LIBOR Based Rate Loan (including those requested in connection with the conversion of a portion of the Revolving Credit subject to the Base Rate Option to a LIBOR Based Rate Loan in accordance with this Section, or for a LIBOR Based Rate Loan which Borrower has elected to continue as a LIBOR Based Rate Loan beyond the expiration of the then current LIBOR Interest Period with respect thereto, for deposits of dollars in amounts equal (as nearly as may be estimated) to the amount of the LIBOR Based Rate Loan which shall then be loaned by the Lender to Borrower as of the time of such determination, as such rate may be adjusted by the reserve percentage applicable during the LIBOR Interest Period in effect (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such LIBOR Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation, any emergency, supplemental or other marginal reserve requirement) for the Lender with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, having a term equal to such LIBOR Interest Period ("Eurocurrency Reserve Requirement"). Such adjustment shall be effectuated by calculating, and the LIBOR Rate shall be equal to, the quotient of (i) the offered rate divided by
         (ii) one minus the Eurocurrency Reserve Requirement.

         (i) The unpaid principal balance under the Revolving Loan or a portion thereof may, at Borrower's option, bear interest at the LIBOR Based Rate ("LIBOR RATE OPTION") provided that in no event may a LIBOR Based Rate Loan be less than FIVE HUNDRED THOUSAND ($500,000) DOLLARS.





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         (ii)    LIBOR Based Rate Loans shall be selected (by notice to Lender not less than 2 days prior to commencement of the proposed LIBOR Interest Period) for a period of either a one (1), two (2), three (3) or six (6) months, duration, as the Borrower may elect, during which the LIBOR Based Rate is applicable ("LIBOR Interest Period"); provided, however, that (a) if the LIBOR Interest Period would otherwise end on a day which shall not be a Good Business Day, such LIBOR Interest period shall be extended to the next succeeding Good Business Day, unless such Good Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Good Business Day subject to clause (c) below; (b) interest shall accrue from and including the first DAY of each LIBOR Interest Period to, but excluding the day on which any LIBOR Interest Period expires; and (c) with respect to any LIBOR Interest Period which begins on the last Good Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period), the LIBOR Interest Period shall end on the last Good Business Day of a calendar month. Interest on a LIBOR Based Rate Loan shall be due and payable in arrears at the end of the LIBOR Interest Period. No LIBOR Interest Period may end after any renewal or maturity date of the Revolving Note. Subject to all of the terms and conditions applicable to a request that a new Advance be a LIBOR Based Rate Loan, Borrower may extend a LIBOR Based Rate Loan as of the last day of the LIBOR Interest Period to a new LIBOR Based Rate Loan or may convert all of a portion of the loans subject to the Base Rate Option to a LIBOR Based Rate Loan. If the Borrower fails to notify the Lender of the Libor Interest Period for a subsequent LIBOR Based Rate Loan at least two (2) Good Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding LIBOR Based Rate Loan, then such outstanding LIBOR Based Rate Loan shall become a loan subject to the Base Rate Option at the end of the current LIBOR Interest Period for such outstanding LIBOR Based Rate Loan and shall accrue interest in accordance with Section 2.4 (a) above.

         (iii) The LIBOR Rate may be automatically adjusted by Lender on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law or regulation or the interpretation thereof occurring subsequent to the commencement of the then applicable LIBOR Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws as they affect financial institutions) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), that increase the cost to





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         Lenders of funding the LIBOR Based Rate Loan. Lender shall promptly give the Borrower notice of such a determination and adjustment, which determination shall be conclusive as to the correctness of the fact and the amount of such adjustment. The Borrower may, by written notice to Lender, (A) request Lender to furnish to the Borrower a statement setting forth the basis for adjusting such LIBOR Based Rate and the method for determining the amount of such adjustment; and/or (B) prepay the LIBOR Based Rate Loan with respect to which such adjustment is made, subject to the requirements of this Section.

         (iv) In the event that the Borrower shall have requested the LIBOR Rate Option in accordance with this paragraph and Lender shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the requested LIBOR Based Rate Loan and for the LIBOR Interest Period specified are unavailable, impractical or unlawful, or that the rate based on the LIBOR Rate will not adequately and fairly reflect the cost of the LIBOR Based Rate applicable to the specified LIBOR Interest Period, of making or maintaining the principal amount of the requested LIBOR Based Rate Loan specified by the Borrower during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining the rate based on the LIBOR Rate applicable to the specified LIBOR Interest Period, Lender shall promptly give notice of such determination to the Borrower that the rate based on the LIBOR Rate is not available. A determination by Lender hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability. Upon such a determination, (i) the right of Borrower to select, convert to, or maintain a LIBOR Based Rate Loan at the rate based on the LIBOR Rate shall be suspended until Lender shall have notified the Borrower that such conditions shall have ceased to exist, and (ii) the Loans subject to the requested LIBOR Rate Option shall accrue interest in accordance with Section 2.4 (a) above.

         (v) In the event that, as a result of any changes in applicable law or regulation or the interpretation thereof, it becomes unlawful for Lender to maintain Eurodollar liabilities sufficient to fund any LIBOR Based Rate Loan subject to the LIBOR Based Rate, then Lender shall immediately notify Borrower thereof and Lender's obligations to make, convert to, or maintain a LIBOR Based Rate Loan at the LIBOR Based Rate shall be suspended until such time as such Lender may again cause the LIBOR Based Rate to be applicable. Promptly after becoming aware that it is no longer unlawful for Lender to maintain such Eurodollar





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         liabilities, Lender shall notify Borrower thereof and such suspension shall cease to exist.

         (vi) Upon the occurrence and continuance of an Event of Default and following written notice from Lender to Borrower, Lender may in its sole discretion, eliminate the availability of LIBOR Based Rate Loans.

         No portion of the LIBOR Base Rate Loans may be prepaid at any time except if Borrower first satisfies in full its obligations under this paragraph arising from such prepayment.

         (vii) Borrower shall indemnify, defend and hold harmless Lender against any and all loss, liability, cost or expense which Lender may sustain or incur as a consequence of (a) any failure of Borrower to obtain, convert or extend any LIBOR Based Rate Loan after notice thereof has been given to Lender or (b) any payment, prepayment, termination of conversion of a LIBOR Based Rate Loan made for any reason on a date other than the last day of the applicable LIBOR Interest Period, or (c) any foreign taxes or other foreign governmental charges, levies or costs paid by Lender specifically resulting from any LIBOR Based Rate Loans, but excluding Lender's normal operating costs. Borrower shall pay the full amount thereof to Lender, on demand by Lender.

                 "GOOD BUSINESS DAYS" shall mean any Business Day when banks in New York, New York and London, England are open for business.

                 The Borrower agrees to pay the Lender a late charge fee equal to four percent (4%) of any payment due to the Lender which is not received before the expiration of ten (10) days after the payment is due. It is further agreed that upon an Event of Default and at any time thereafter, the Borrower shall pay interest to the Lender at the variable rate set forth herein plus two (2) points until the Obligations are paid in full.

2.5 COLLECTION OF RECEIVABLES. The Lender or its designee may notify customers or account debtors at any time, after the occurrence of an Event of Default, that Receivables have been assigned to the Lender or of the Lender's security interest therein and collect them directly and charge the collection costs and expenses to the Borrower's account; but, unless and until the Lender does so or gives the Borrower other instructions, the Borrower shall make collection of all Receivables for the Lender, receive all payments thereon as the Lender's trustee and immediately deliver them to the





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         Lender in their original form. All such payments will be placed by the
         Lender into a cash collateral account and, until credited to the Borrower's account as hereinafter set forth, shall be held by the Lender as collateral for payment and/or performance of the Borrower's Obligations to the Lender. After allowing two (2) day(s) for collection of checks and other instruments, the Lender will credit (conditional upon final collection) all such payments, or those made on account thereof, to the Borrower's account. Upon request of Lender, Borrower will enter into a lock box agreement satisfactory to Lender and will comply with all provisions thereof.

2.6 RETURNS, CREDITS, ETC. Any merchandise which is returned by a customer or account debtor or otherwise recovered shall remain part of the Lender's security. The Borrower shall notify the Lender promptly of all returns and recoveries and, on request, deliver the merchandise to the Lender. The Borrower shall also notify the Lender promptly of all disputes and claims and settle or adjust them at no expense to the Lender, but no discount, credit or allowance (other than in the ordinary course of the Borrower's business) shall be granted to any customer or account debtor, and no returns of merchandise (other than in the ordinary course of the Borrower's business) shall be accepted by the Borrower without the Lender's consent. The Lender may, at all times, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Lender considers advisable, and in all cases the Lender will credit the Borrower's account with only the net amounts received by the Lender in payment of Receivables.

2.7 FURTHER ASSURANCE. Upon the Lender's request, the Borrower shall perform all other steps requested by the Lender to create and maintain in the Lender's favor a valid first priority security interest, assignment or lien in, of or on all Receivables and all other security held by or for the Lender.

2.8 POWER OF ATTORNEY. The Borrower appoints the Lender, or any person whom the Lender may designate, as its attorney, with power: to endorse the Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession; to sign the Borrower's name on any invoice or bill of lading relating to any Receivables, on notices of assignment, financing statements, and other public records, on verifications of accounts and on notices to customers; to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender; to send requests for verification of Receivables to customers or account debtors; and to do all things necessary to carry out this Loan Agreement. The Borrower ratifies and approves all acts of the attorney. Neither the Lender nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivables assigned to the Lender or in which the Lender has a security interest remain unpaid or until the Obligations have been fully satisfied. The Lender may file one or more financing statements disclosing the Lender's security interest without the Borrower's signature appearing thereon.

2.9      TERMINATION. The Loan Agreement shall terminate on June 30, 1998
         (the "Termination Date") and may be renewed by the Lender, in its sole and absolute discretion, only upon written notification by the Lender to the Borrower, which notification will contain the terms and conditions of the renewal. Notwithstanding the foregoing, shall either the Lender or the Borrower become insolvent or go out of business, the other party shall have the right to terminate the Loan Agreement at any time without notice. Upon the Termination Date, all the obligations, whether or not incurred under the Loan Agreement or any Supplemental Agreement or otherwise, shall become immediately due and payable without notice or demand. Notwithstanding termination, until all the obligations to the Lender have been fully satisfied, the Lender shall retain its security interests in all existing collateral and that arising thereafter; the Borrower shall continue to assign accounts receivables to the Lender and turn over all collections to the Lender; and, except for those specific covenants and conditions dealing with the making of advances, all terms and conditions of all agreements between the Borrower and the Lender shall remain in full force and effect.

2.10 ADDITIONAL PAYMENTS. If the Lender shall deem applicable to this Loan Agreement (including the borrowed and the unused portion thereof) any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable thereto or cause to be included in, any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Lender any cost that is attributable to the maintenance thereof, then, and in each such event, the Borrower shall promptly pay the Lender, upon its demand, such amount as will compensate the Lender for any such cost, which determination may be based upon the Lender's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Lender may be imposed upon the Borrower periodically for so long as any such cost is deemed applicable to the Lender, in an amount determined by the Lender to be necessary to compensate the Lender for any such cost. The determination by the Lender of the existence and amount of any such cost shall, in the absence of manifest error, be conclusive.

SECTION 3. COLLATERAL.

3.1 SECURITY INTEREST. As security for payment and performance of the Obligations, the Borrower hereby assigns and grants to the Lender a continuing security interest in the Collateral. The Lender shall retain its security interest in all Collateral, eligible and ineligible, until all Obligations have been fully satisfied.

3.2 POSSESSION OF COLLATERAL. Upon an Event of Default and at any time thereafter, the Lender will have the right: (a) to take physical possession of the Collateral and to maintain such possession on the Borrower's premises; and/or (b) to remove the Collateral or any part thereof to such other places as the Lender may desire; and/or (c) without removal, to render the Equipment unusable and to dispose of the Collateral on the Borrower's premises. Upon an Event of Default and at any time thereafter, the Borrower shall, upon the Lender's demand, assemble the Collateral and make it available to the Lender at a place reasonably convenient to the Lender.

3.3 LOCATION OF COLLATERAL. The Collateral is and will be owned by the Borrower, free of all other liens and encumbrances (except as set forth in EXHIBIT "A" annexed hereto), and shall be kept by the Borrower at those locations listed in EXHIBIT "A" annexed hereto and the Borrower will not (without the Lender's prior written approval) remove the Collateral therefrom, except for the purposes of sale in the regular course of business.

3.4 LIMITATION ON DISPOSITION OF COLLATERAL. The Borrower will not sell, exchange or otherwise dispose of the Collateral, other than finished goods Inventory in the ordinary course of business, or any part thereof, or any interest therein without the express written authorization of the Lender; in the event of the sale, exchange or other disposition of the Collateral or any part thereof or any interest therein (and no such sale, exchange or other disposition is hereby otherwise authorized or consented to), the security interest of the Lender shall nevertheless continue in said Collateral

         (including all proceeds, cash and non-cash) notwithstanding said sale, exchange or other disposition; all of said proceeds shall remain Collateral hereunder and shall be transferred and paid over to the Lender immediately following said sale, exchange or other disposition, and shall be applied at the option of the Lender to the payment of the Obligations; and the receipt by the Lender of all or any of said proceeds shall not be deemed or construed to be an authorization or consent of the Lender to such sale, exchange or other disposition of said Collateral.

3.5 FURTHER ASSURANCES RE INVENTORY. The Borrower shall perform any and all steps requested by the Lender to perfect the Lender's security interest in the Inventory, such as leasing warehouses to the Lender or the Lender's designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to the Lender, maintaining stock records and transferring Inventory to warehouses. If any Inventory is in the possession or control of any of the Borrower's agents or processors, the Borrower shall notify such agents or processors of the Lender's security interest therein, and, upon request, instruct them to hold all such Inventory for the Lender's account and subject to the Lender's instructions. A physical listing of all Inventory, wherever located, shall be taken by the Borrower at least annually and whenever requested by the Lender, and a copy of each such physical listing shall be supplied to the Lender. The Lender may examine and inspect the Inventory at any time.

3.6 COMPLIANCE. The Borrower has complied with and will continue to comply with all applicable statutes and regulations of the United States of America, and all states, counties, municipalities and agencies of any thereof with respect to:

                 a. Any restrictions, specifications or other requirements pertaining to products which the Borrower manufactures and sells, or to the services it performs;

                 b.       The conduct of its business operations;

                 c. The use, maintenance and operation of the real and personal properties owned or leased by it in the operation of its business; and

                 d. The issued and outstanding capital stock of the Borrower and the disclosure of material facts and information to stockholders.

         The Borrower shall indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, including attorney's fees, suffered or incurred by the Lender, with respect to any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical, liquids or solid, liquid or gaseous products or hazardous waste which, if contained or removed or mitigated would give rights to a lien affecting any real or personal property owned or leased by the Borrower, including any loss of value of any such property as a result of such spill; and with respect to any other matter affecting the real or personal property owned or leased by the Borrower and governed by the provisions of the Act or related regulations or any similar applicable federal or state laws or regulations.

3.7 DISCHARGE OF LIENS. The Lender may, at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, and the Lender may pay insurance premiums or procure insurance and otherwise pay for the maintenance and preservation of the Collateral and the Borrower will reimburse the Lender on demand for any payment made or expense incurred by the Lender pursuant to the foregoing authority, with interest at the highest rate provided in this Loan Agreement.

3.8 CORPORATE EXISTENCE, PROPERTIES, INSURANCE. The Borrower will at all times maintain, preserve and protect all franchises, patents, and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good condition and repair (normal wear and tear and obsolescence excepted), and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, and will pay or cause to be paid, except when the same may be contested in good faith, all rent due on premises where any property is held or may be held, so that the business carried on in connection therewith may be continuously conducted. The Borrower will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft and such risks as the Lender may require containing such terms, in such form, and for such periods, and written by such companies as may be satisfactory to the Lender, such insurance to be payable to the Lender and the Borrower as their interests may appear; each policy of liability insurance shall name the Lender as an additional insured; each policy of property casualty and business interruption insurance shall have a loss payee endorsement providing:

         a. That loss or damage, if any under the policy, shall be payable to the Lender, as mortgagee and/or secured party, as its interests may appear;

         b. That the insurance as to the interest of the Lender shall not be invalidated by any act or neglect of the insured or owner of the property described in said policy, nor by any foreclosure, or other proceeding, nor by any change in the title of ownership of said property, nor by the occupation of the premises where the property is located for purposes more hazardous than are permitted by said policy;

         c. That, if the policy is cancelled at any time by the insurance carrier, in such case the policy shall continue in force for the benefit of the Lender for not less than thirty (30) days after written notice of cancellation to the Lender from the insurance carrier; and

         d. That the policy will not be reduced, or cancelled at the request of the insured nor will said loss payee endorsement be amended or deleted without thirty (30) days' prior written notice to the Lender from the insurance carrier.

         The Borrower will furnish the Lender with certificates or other evidence satisfactory to the Lender of compliance with the foregoing insurance provisions, and the Lender may act as attorney for the Borrower in obtaining, adjusting and settling, such insurance and receiving and endorsing any drafts. The Borrower hereby assigns to the Lender any and all monies which may become due and payable under any policies of property casualty insurance insuring the Collateral and business interruption insurance, including return of unearned premiums, and hereby directs any insurance company issuing any such policy to make payment directly to the Lender and authorizes the Lender, at its option: (i) to apply such monies in payment on account of any of the Obligations, whether or not due, and remit any surplus to the Borrower; or (ii) to return said funds to the Borrower for the purpose of replacement of the Collateral. The Borrower will also at all times maintain necessary workmen's compensation insurance and such other insurance as may be required by law or as may be reasonably required by the Lender.

SECTION 4. MISCELLANEOUS WARRANTIES, REPRESENTATIONS AND COVENANTS.

4.1 AFFIRMATIVE COVENANTS. The Borrower warrants and represents to and covenants with the Lender that:

         a. The Borrower is and shall at all times hereafter be a corporation duly organized and existing in good standing under the laws of the state of its incorporation and qualified and licensed to do business in any other state in which it is required to be so qualified and/or licensed;

         b. The Borrower has the right and power and is duly authorized to enter into this Loan Agreement and the Supplemental Agreements executed concurrently with this Loan Agreement;

         c. The execution by the Borrower of this Loan Agreement and the Supplemental Agreements shall not constitute a breach of any provision contained in the Borrower's Certificate of Incorporation or By-Laws or contained in any agreement to which the Borrower is now a party;

         d. The performance by the Borrower of all of the terms and provisions contained in this Loan Agreement and in the Supplemental Agreements executed concurrently with this Loan Agreement shall not constitute an event of default under any agreement to which the Borrower is now or hereafter a party;

         e. The Borrower has good and, to the best of knowledge of Borrower, indefeasible title to the Collateral;

         f. All financial statements and information relating to Borrower which have been or may hereafter be delivered by the Borrower to the Lender are true and correct and have been and will be prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of the Borrower since the submission of any such financial information to the Lender;

         g. There are no actions or proceedings which are pending or, to the best of knowledge of Borrower, threatened against the Borrower which might result in any material adverse change in the Borrower's financial condition or which might in any way affect any of the assets of the Borrower;

         h. The Borrower has duly filed all federal, state and other governmental tax returns which it is required by law to file, and that all taxes and other sums which may be due to the United States, any state or other governmental authority have been fully paid and that the Borrower now has and shall hereafter maintain reserves adequate in amount to fully pay all such tax liabilities which may hereafter accrue;

         i. The Borrower at all times hereafter shall: maintain a standard and modern system of accounting in accordance with generally accepted accounting principles; permit the Lender or any of its employees, officers or agents, upon demand during the Borrower's usual business hours, to have access to and to examine all of the Borrower's books and records, and in connection therewith, permit the Lender or any such employees, officers or agents to copy and make abstracts therefrom; deliver to the Lender (1) within ninety (90) days after the end of each of the Borrower's fiscal years, a balance sheet and a profit and loss statement covering the Borrower's operations for such fiscal year audited and certified by an independent certified public accountant satisfactory to the Lender, (2) within forty-five (45) days after the end of each of the Borrower's fiscal quarters, a balance sheet and a profit and loss statement covering the Borrower's operations for such fiscal quarter, which financial information may be internally prepared, and may be unaudited, and (3) upon request, the later of ten (10) days after written request or forty-five (45) days after the end of each month, a balance sheet and a profit and loss statement covering the Borrower's operations for that month, which may be internally prepared; and within twenty (20) days after written demand by the Lender, deliver to the Lender copies of any interim financial report or statement prepared by or for the Borrower, any other report requested by the Lender relating to the Collateral and the financial condition of the Borrower. Each financial report shall be accompanied by a certificate signed by an authorized officer of the Borrower to the effect that all reports, statements or documents delivered or caused to be delivered to the Lender under this subparagraph are complete, correct and fairly present the financial condition of the Borrower and that there exists on the date of delivery of said certificate to the Lender no condition or event which constitutes an Event of Default and that no events have occurred which, after notice by the Lender or lapse of time or both, would constitute an Event of Default. Said certificate shall contain the calculation of information required by all financial covenants contained in this Loan Agreement;

         j. The Borrower shall promptly supply the Lender with such other information concerning its affairs as the Lender may reasonably request from time to time hereafter, and shall promptly notify the Lender of any material adverse change in the Borrower's financial or operating condition and of any condition or event which constitutes an Event of Default;

         k.      INTENTIONALLY DELETED

         l. The Borrower is now and shall be at all times hereafter solvent.

         m.      The Borrower shall furnish daily Borrowing Base Certificates.

4.2 NEGATIVE COVENANTS. The Borrower warrants and represents to and covenants with the Lender that the Borrower shall not:

         a. Grant a security interest or a mortgage in or permit a lien, claim or encumbrance upon any of its assets to any person, association, firm, corporation (except to the Lender), entity or governmental agency or instrumentality, provided, however, that, so long as Borrower is not otherwise in default, nothing herein shall prohibit Marion Tool Corporation from granting a first mortgage on certain otherwise unencumbered real estate in Marion, Ohio, so long as it has obtained prior written consent of Lender;

         b. Permit any levy, attachment or restraint to be made affecting any of its assets;

         c. Permit any receiver, trustee or assignee for the benefit of creditors to be appointed to take possession of any or all of its assets;

         d. Sell, lease or otherwise dispose of or transfer any of its assets, other than in the ordinary course of its business;

         e. Without prior written consent of Lender, merge or consolidate with any other corporation;

         f. Without prior written consent of Lender, acquire any other corporation;

         g. Enter into any transaction not in the ordinary course of its business;

         h. Make any investment in the securities of any person, association, firm, entity or corporation other than the securities of the United States of America;

         i. Guarantee or otherwise become in any way liable with respect to the obligations of any person, association, firm entity or corporation (other than guarantees to Lender) except by endorsement of instruments or items of payment for deposit to the general account of the Borrower or which are transmitted or turned over to the Lender on account of the Borrower's Obligations;

         j. Without prior written consent of Lender, pay or declare any dividends upon the Borrower's capital stock;

         k. Except for (1) repurchase of $175,000 per annum of the shares of Susan Gould over a ten year period (so long as no Event of Default has occurred prior to said purchase or would occur subsequent thereto), and (2) repurchase of $65,000 of preferred stock from T.M. Enterprises (so long as no Event of Default has occurred prior to said purchase or would occur subsequent thereto), redeem, retire, purchase or otherwise acquire directly or indirectly any of the Borrower's capital stock;

         l.      Make any distribution of the Borrower's property or assets;

         m. Make any change in the Borrower's capital structure or in any of its business objectives, purposes and operations which might in any way adversely affect the ability of the Borrower to repay the Borrower's Obligations;

         n. Incur any debts outside of the ordinary course of the Borrower's business except renewals or extensions of existing debts and interest thereon;

         o. Make any loan, advance, contribution or payment of money or goods to any subsidiary, affiliated or parent corporation or other person or entity which is not a Borrower or Guarantor under this Agreement, or to any officer, director or stockholder thereof (except compensation for personal services rendered) without prior written consent of Lender; or

         p. Change its corporate name or conduct its business under any trade name or style other than as disclosed in EXHIBIT "A" or change its chief executive office, place of business or the present location of the business assets or records relating thereto from those addresses disclosed in EXHIBIT "A".

4.3 FURTHER COVENANTS. See EXHIBIT "A" annexed hereto and made a part hereof.

4.4 WAIVER OF RIGHT TO PREJUDGMENT REMEDY NOTICE AND HEARING. The Borrower acknowledges its understanding that the Lender may have rights against the Borrower, now or in the future, in its capacity as secured party, creditor, or in any other capacities. Such rights may include the right to deprive the Borrower of or affect the use of or possession or enjoyment of the Borrower's property; and in the event the Lender deems it necessary to exercise any of such rights prior to the rendition of a final judgment against the Borrower, or otherwise, the Borrower may be entitled to notice and/or hearing under the Constitution of the United States and/or State of Connecticut, Connecticut statutes (to determine whether or not the Lender has a probable cause to sustain the validity of the Lender's claim), or the right to notice and/or hearing under other applicable state or federal laws pertaining to prejudgment remedies, prior to the exercise by the Lender of any such rights. The Borrower expressly waives any such right to prejudgment remedy notice or hearing to which the Borrower may be entitled; provided, however, that this waiver shall not include a waiver of such rights as the Borrower shall have to prior notice of the proposed disposition of Collateral by the Lender. Specifically and without limiting the generality of the foregoing, the Borrower recognizes that the Lender has and shall continue to have an absolute right to effect collection of any of the Receivables or Collateral with respect to which the Lender holds a security interest without the necessity of according to the Borrower any prior notice or hearing. This shall be a continuing waiver and remain in full force and effect so long as the Borrower is obligated to the Lender.

4.5      WAIVER OF RIGHT TO TRIAL BY JURY AND CONSENT TO JURISDICTION.

         The Borrower hereby waives the right to trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Loan Agreement, the Supplemental Agreements or any assignment thereof or by reason of any other cause or dispute between the Borrower and the Lender.

         The Borrower hereby further agrees that the following courts:

         State Court -    Any state or local court of the State of Connecticut

         Federal Court -  United States District Court for the District of
                          Connecticut

         or at the option of the Lender, any court in which the Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Borrower and the Lender pertaining directly or indirectly to this Loan Agreement or to any matter arising in connection with this Loan Agreement. The Borrower expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Borrower at the address set forth herein. Should the Borrower fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, it shall be deemed in default and an order and/or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgement obtained in such forum or the taking of any action under this Loan Agreement to enforce the same in any appropriate jurisdiction.


4.6 SETOFF. All sums at any time standing to the Borrower's credit on the Lender's books and all of the Borrower's property at any time in the Lender's possession, or upon or in which the Lender has a lien or security interest shall be security for all Obligations. In addition to and not in limitation of the above, with respect to any deposits or property of the Borrower in the Lender's bank, or in the Lender's possession or control, now or in the future, the Lender shall have the right to setoff all or any portion thereof, at any time, against any Obligations hereunder, even though unmatured, without prior notice or demand to the Borrower.

4.7 TAXES. Upon request of the Lender, the Borrower will furnish the Lender with proof satisfactory to the Lender of the payment or deposit of F.I.C.A. and withholding taxes required of the Borrower by applicable law. Such proof shall be furnished within five (5) days after the due date established by law for each such payment or deposit. Should the Borrower fail to make any such payment or deposit or furnish such proof, the Lender may, in the Lender's sole and absolute discretion, and without notice to the Borrower: (a) make payment of the same or any part thereof; or (b) set up such reserves in the Borrower's account as the Lender may deem necessary to satisfy the liability therefor. Each amount so deposited or paid by the Lender shall constitute an advance and shall be secured by all Collateral held by the Lender. Nothing herein contained shall obligate the Lender to make such deposit or payment or set up such reserve, nor shall the making of one or more such deposits or payments or the setting up of any such reserve constitute: (i) an agreement on the Lender's part to take any further or similar action; or (ii) a waiver of any default by the Borrower under the terms hereof or of any other agreements between the Borrower and the Lender. Upon the expiration or termination of this Loan Agreement or transactions hereunder, the Lender shall retain its security interest in all Collateral held by the Lender until the Borrower shall have paid or discharged all such F.I.C.A. and tax obligations accrued to the date of such expiration or termination, or shall have supplied the Lender with evidence satisfactory to the Lender that due provisions have been made therefor. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any document evidencing the Obligations or any document to be delivered in connection with the Obligations, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

SECTION 5. DEFAULT.

5.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "EVENT OF DEFAULT" under this Loan Agreement:

         a. Failure to make any payment of principal or interest or any other sums when due on any of the Obligations.

         b. Any warranty or representation or other statement made or furnished to the Lender by or on behalf of the Borrower herein or in any document or instrument furnished in connection herewith proves to have been false or misleading in any material respect when made or furnished.

         c. Breach of or failure in the due observance or performance of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to SECTION "4.2" hereof.

         d. Breach of or failure in the due observance or performance of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to this Loan Agreement (other than those to be observed or performed pursuant to SECTION "4.2" hereof and other than those specifically listed in this SECTION 5.1), and the failure to cure (if curable) any such breach or failure within ten (10) days after receipt of written notice thereof from the Lender to the Borrower.

         e. Breach of or failure in the due observance or performance of any covenant, condition or agreement on the part of the Borrower or any Guarantor to be observed or performed pursuant to any Supplemental Agreement.

         f. The occurrence of any material adverse change in the financial and/or operating condition of the Borrower or Guarantor.

         g. Death or incapacity of any Guarantor, or default by any Guarantor under any agreements between Guarantor and the Lender, or the termination of any such Guaranty.

         h. Dissolution, termination of existence, insolvency, appointment of a receiver, trustee, custodian or similar fiduciary, assignment for the benefit of creditors or the commencement of any proceedings under any bankruptcy and insolvency laws by or against the Borrower or any Guarantor, or the making by the Borrower or any Guarantor of any offer of settlement, extension or composition to their respective unsecured creditors generally.

         i. The issuance, filing or levy against the Borrower or any Guarantor of an attachment, injunction, execution, tax lien or judgment for the payment of money.

         j. In the event of any change in the voting control of the Borrower. For purposes of this Loan Agreement, "VOTING CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Borrower, whether through the ownership of voting securities, by contract or otherwise.

         k. Default in the payment of any sum due under any indebtedness for borrowed money owed by the Borrower or any Guarantor to any person, firm or corporation or any other default under such indebtedness which results in such indebtedness being due prior to its stated maturity.

         l. The loss, revocation or failure to renew any license and/or permit now held or hereafter acquired by the Borrower which is necessary for the continued operation of the Borrower's business.

         m. In the event the Lender, in good faith, believes that the prospect of payment or performance by the Borrower is impaired.

         Nothing in this Loan Agreement shall be construed to modify or limit the unconditional right of the Lender in its sole discretion to demand full or partial payment of the principal of, and interest on, any demand Obligation. The right to make demand on any such Obligation shall exist whether or not the Borrower is in compliance with the covenants or conditions contained in this Loan Agreement or in any other agreements between the Borrower and the Lender.

5.2      RIGHTS OF THE LENDER.   In the event demand for payment is made of any
         demand Obligation or upon an Event of Default and at any time thereafter, all the Obligations shall, at the Lender's option, immediately become due and payable without presentment, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower; and the Lender shall have, in addition to all other rights provided herein and in any Supplemental Agreement, the rights and remedies of a secured party under the Uniform Commercial Code; and, further, the Lender may sell and deliver any or all Receivables and any or all other security and Collateral held by the Lender or for the Lender at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, at the Lender's sole discretion. In addition to all other sums due the Lender, the Borrower will pay to the Lender all costs and expenses incurred by the Lender, including an allowance for attorneys' fees, to obtain or enforce payment of Receivables or Obligations, or in the prosecution or defense of any action or proceeding either against the Lender or against the Borrower concerning any matter arising out of or connected with this Loan Agreement and all Supplemental Agreements. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Borrower at the Borrower's address as set forth herein at least five (5) days before the time of sale or other disposition. The Lender may be the purchaser at any such sale, if it is public, and, in the event the Lender is the purchaser, the Lender shall have all the rights of a good faith, bona fide purchaser for value from a secured party after default. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order the Lender elects) of all Obligations, and any remaining proceeds shall be applied in accordance with the provisions of Part 5 of Article 9 of the Uniform Commercial Code. The Borrower shall remain liable to the Lender for any deficiency. Failure by the Lender to exercise any right, remedy or option under this Loan Agreement or any present or future Supplemental Agreement or in any other agreement between the Borrower and the Lender, or delay by the Lender in exercising the same will not operate as a waiver; no waiver by the Lender will be effective unless it is in writing and then only to the extent specifically stated. The Lender's rights and remedies under this Loan Agreement will be cumulative and not exclusive of any other right or remedy which the Lender may have.

SECTION 6. MISCELLANEOUS.

6.1 COUNSEL FEES AND EXPENSES. The Borrower agrees to pay all reasonable counsel fees and expenses, including recording and filing fees, incurred by the Lender in connection with the financing being concluded this day as well as any reasonable counsel fees, consultant fees, audit fees (subject to the provisions of Exhibit A) and expenses of any kind and character hereafter incurred by the Lender, whether in connection with efforts to collect the Obligations, or in the enforcement or defense of any of the provisions of this Loan Agreement; or negotiations regarding and consultation concerning this Loan Agreement or any Supplemental Agreement, or preparation therefor, or the financing extended thereunder; or the defense of any proceedings involving any claims made or threatened against or arising out of this Loan Agreement or any Supplemental Agreement, or the financing extended thereunder, or which the Lender may hereafter incur in protecting, enforcing, increasing or releasing any security held by the Lender or any Obligation or any provision of this Loan Agreement or any Supplemental Agreement, or the financing extended thereunder, or otherwise. The Borrower's obligation to pay such counsel fees and expenses of the Lender shall exist whether or not proceedings are instituted or legal appearances made in any court of competent jurisdiction on behalf of the Lender. The Borrower specifically authorizes the Lender to pay all such fees and expenses and charge the same to the Borrower's loan account.

6.2 LENDER ADVANCES. The Lender may, in its sole and absolute discretion and without notice or demand, pay any amount which the Borrower has failed to pay or perform any act which the Borrower has failed to perform under this Loan Agreement (including, without limitation, (1) the payment of taxes and assessments required under SECTION 4.7 hereof; (2) the cost of discharging any liens or encumbrances under
         SECTION 3.8 hereof; and (3) the payment of insurance premiums and/or the furnishing of insurance required under SECTION 3.7 hereof). In such event the costs, disbursements, expenses and reasonable counsel fees thereof, together with interest thereon from the date the expense is paid or incurred, at the highest interest rate allowed under this Loan Agreement shall be (i) added to the Obligation, (ii) payable on demand to the Lender and (iii) secured by the Collateral. Nothing herein contained shall obligate the Lender to make such payments nor shall the making of one or more such payments constitute; (i) an agreement on the Lender's part to take any further or similar action; or (ii) a waiver of any Event of Default under this Loan Agreement.

6.3 FURTHER ASSURANCE. The Borrower agrees that any time, or from time to time, upon the written request of the Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order to fully effect the purposes of this Loan Agreement and the Supplemental Agreements.

6.4 NOTICES. Any written notice required or permitted by this Loan Agreement shall be delivered by depositing it (registered or certified mail, return receipt requested) in the U.S. mail, postage prepaid, or by telegraph, charges prepaid, addressed to the Borrower or to the Lender at the address set forth on page "1" hereof. The date of receipt of any notice shall be deemed to be, and shall be effective from, the earlier of (1) the date of the actual receipt of such notice, or (2) three (3) days after the same is deposited in the United States mail as provided above, whether or not the same is actually received by such party. Any party hereto shall have the right to change the place to which any such notice shall be sent by a similar notice sent in like manner to all parties hereto.

6.5 CONSTRUCTION. This Loan Agreement and the Supplemental Agreements may not be amended orally.

6.6 SUCCESSORS. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind the successors and assigns of the Borrower.

6.7 JOINT AND SEVERAL OBLIGATIONS. If the Borrower consists of more than one party, all of the obligations, covenants, representations and warranties of the Borrower contained in this Loan Agreement shall be the joint and several obligations of the parties constituting the "Borrower".

6.8 DURATION OF LIEN. All the collateral described in this Loan Agreement shall remain collateral as security for the performance of all the Obligations of the Borrower under this Loan Agreement until all monies required to be paid under this Loan Agreement have been paid in full and all obligations on the part of the Borrower to be paid, kept and performed under this Loan Agreement have been paid, kept and performed.

6.9 PAYMENTS. The acceptance of any check, draft or money order tendered in full or partial payment of any Obligation hereunder is conditioned upon and subject to the receipt of final payment in cash.

6.10 EXHIBITS. All exhibits referred to herein and annexed hereto are hereby incorporated into this Loan Agreement and made a part hereof.

6.11 OTHER TERMS AND CONDITIONS. See EXHIBIT "A" annexed hereto and made a part hereof.

6.12 GOVERNING LAW. This Loan Agreement and the rights and obligations of the parties hereunder and under the Supplemental Agreements shall be construed in accordance with and be governed by the laws of the State of Connecticut, including its conflict of laws principles.

6.13 SEVERABILITY. If any provision of this Loan Agreement or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Loan Agreement or the application of such provision to persons, entities, or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Loan Agreement shall be valid and enforceable to the fullest extent permitted by law.

6.14 PRIOR AGREEMENTS. It is understood and agreed that this Loan Agreement is supplemental to and in addition to, and not in substitution for, such security agreements and other agreements as may exist between the Lender and the Borrower. The Lender specifically reserves all rights to such priority of liens and security interests as it may have under any other security agreements or financing statements filed in connection therewith. In the event of any conflict between the terms of this Loan Agreement and said other agreements, this Loan Agreement shall govern.

       IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed and delivered by the proper and duly authorized officers as of the date and year first above written.

WITNESS:                          BORROWER:


 /s/ [ILLEGIBLE]                  Q.E.P. Co., INC.
- ------------------------------

 /s/ [ILLEGIBLE]                  BY  /s/ [ILLEGIBLE]
- ------------------------------      ------------------------------

                                    Its
                                    Duly Authorized President
 /s/ [ILLEGIBLE]
- ------------------------------    Q.E.P.  O'TOOL, INC.


 /s/ [ILLEGIBLE]                 By  /s/ [ILLEGIBLE]
- ------------------------------      ------------------------------

                                    Its
                                    Duly Authorized President

         ROBERT DODA                       AMERICAN TROWEL AND FLOAT
- ---------------------------------            COMPANY, INC.

         MARY ROWLEY                       BY LEWIS GOULD
- ---------------------------------             -----------------------------
                                              Its
                                              Duly Authorized President

         ROBERT DODA                       MARION TOOL CORPORATION
- ---------------------------------

         MARY ROWLEY                       BY LEWIS GOULD
- ---------------------------------             -----------------------------
                                              Its
                                              Duly Authorized Chairman

         ROBERT DODA                       Q.E.P. ANDREWS
- ---------------------------------

         MARY ROWLEY                       BY LEWIS GOULD
- ---------------------------------             -----------------------------
                                              Its
                                              Duly Authorized Chairman

         ROBERT DODA                       WESTPOINT FOUNDRY, INC.
- ---------------------------------

         MARY ROWLEY                       BY LEWIS GOULD
- ---------------------------------             -----------------------------
                                              Its
                                              Duly Authorized Chairman

                                           LENDER:

         [ILLEGIBLE]                       SHAWMUT BANK CONNECTICUT, N.A.
- ---------------------------------

         [ILLEGIBLE]                       BY ROBERT J. SANTIMAYS
- ---------------------------------             -----------------------------
                                              Robert J. Santimays
                                              Its Vice President
                                              Duly Authorized

STATE OF FLORIDA     )
                     )  SS.:
COUNTY OF PALM BEACH )



        The foregoing instrument was acknowledged before me this 13th day of
October, 1995, by                            the
of Q.E.P. Co., Inc., a New York corporation, on behalf of the corporation.


        JUDITH F. DAVIDOFF              JUDITH F. DAVIDOFF
        My Commission CC443748          ----------------------------
[SEAL]  Expires Mar. 07, 1999           Commissioner of the Superior Court
        Bonded by HAI                   Notary Public
        800-422-1555                    My Commission Expires: 3-7-99



STATE OF FLORIDA     )
                     )  SS.:
COUNTY OF PALM BEACH )

        The foregoing instrument was acknowledged before me this 13th day of
October by                                  the
of Q.E.P. -- O'Tool, Inc., a California corporation, on behalf of the corporation.


                                        JUDITH F. DAVIDOFF
                                        ----------------------------
                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires: 3-7-99

        JUDITH F. DAVIDOFF
        My Commission CC443748
[SEAL]  Expires Mar. 07, 1999
        Bonded by HAI
        800-422-1555

STATE OF FLORIDA     )
                     )  SS.:
COUNTY OF PALM BEACH )



        The foregoing instrument was acknowledged before me this 13th day of
October, 1995, by                            the
of American Trowel and Float Company, a Florida corporation, on behalf of the corporation.


        JUDITH F. DAVIDOFF              JUDITH F. DAVIDOFF
        My Commission CC443748          ----------------------------
[SEAL]  Expires Mar. 07, 1999           Commissioner of the Superior Court
        Bonded by HAI                   Notary Public
        800-422-1555                    My Commission Expires: 3-7-99



STATE OF FLORIDA     )
                     )  SS.:
COUNTY OF PALM BEACH )



        The foregoing instrument was acknowledged before me this 13th day of
October, 1995, by                            the
of Marion Tool Corporation, an Indiana corporation, on behalf of the corporation.


        JUDITH F. DAVIDOFF              JUDITH F. DAVIDOFF
        My Commission CC443748          ----------------------------
[SEAL]  Expires Mar. 07, 1999           Commissioner of the Superior Court
        Bonded by HAI                   Notary Public
        800-422-1555                    My Commission Expires: 3-7-99



STATE OF FLORIDA     )
                     )  SS.:
COUNTY OF PALM BEACH )



        The foregoing instrument was acknowledged before me this 13th day of
October, 1995, by                            the
of Q.E.P. Andrews, Inc., a Nevada corporation, on behalf of the corporation.


        JUDITH F. DAVIDOFF              JUDITH F. DAVIDOFF
        My Commission CC443748          ----------------------------
[SEAL]  Expires Mar. 07, 1999           Commissioner of the Superior Court
        Bonded by HAI                   Notary Public
        800-422-1555                    My Commission Expires: 3-7-99

STATE OF CONNECTICUT )
                     )   ss.: Bridgeport
COUNTY OF FAIRFIELD  )


        The foregoing instrument was acknowledged before me this 13th day of October, 1995, by Robert J. Santimays, Vice President of SHAWMUT BANK CONNECTICUT, N.A., a national banking association, on behalf of the association.




                                          /s/  PATRICIA WAIKSNIS
                                          ---------------------------------
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires: 1/31/97


                                                   PATRICIA WAIKSNIS
                                                     NOTARY PUBLIC
                                           MY COMMISSION EXPIRES JAN. 31, 1997

                                 EXHIBIT "A"
                   TO REVOLVING LOAN AND SECURITY AGREEMENT

                          OTHER TERMS AND CONDITIONS



1. USE OF PROCEEDS. The proceeds of the Revolving Loan shall be used by the Borrower for its working capital needs.


2. GUARANTOR(S). The payment and performance of the Obligations shall be unconditionally guaranteed by Q.E.P. CO., INC., Q.E.P. - O'TOOL, INC., AMERICAN TROWEL AND FLOAT COMPANY, INC., MARION TOOL CORPORATION, WESTPOINT FOUNDRY, INC. AND Q.E.P. ANDREWS, INC. in substantially the form of EXHIBIT "C" annexed hereto, and by Lewis Gould (Limited Guaranty) in substantially the form of EXHIBIT "D" annexed hereto.

3. LENDER'S AUDIT FEE. The Borrower agrees to pay to the Lender, upon demand, an audit fee (the "AUDIT FEE") of up to FIFTEEN HUNDRED DOLLARS ($1500) per annum. In addition to the Audit Fee, the Borrower shall reimburse the Lender, upon demand, for any reasonable travel expenses incurred by the Lender in connection with such audit. Upon the occurrence of an Event of Default, there shall be no limitation upon reimbursable Audit Fees.

4. LIENS AND ENCUMBRANCES. The Collateral may be subject to the following liens and encumbrances:

        a.
        b.

        NOTE: As to the interests listed above, the listing thereof in this Loan Agreement shall not, in any manner whatsoever, be deemed to be an acknowledgement by the Lender as to the perfection, priority, validity or enforceability thereof.

5. LOCATION OF COLLATERAL. The Collateral shall be held at the following locations:

        a.
        b.

        The Borrower shall immediately furnish written notification to the Lender of any change or addition of location of any place of the Borrower's business or location at which any assets of the Borrower are located or stored.

6. TRADE NAMES. The Borrower presently conducts its business under the following trade names:

        a.

                                  Exhibit A, Page 1
        b.

        The Borrower shall immediately furnish written notification to the Lender of any change of corporate name of the Borrower or the use of any trade name.

7. ACCOUNTING TERMS. All accounting terms not specifically defined in this Loan Agreement shall be construed in accordance with generally accepted accounting principles and all financial data submitted pursuant to this Loan Agreement shall be prepared in accordance with such principles.

8. MINIMUM TANGIBLE NET WORTH REQUIREMENT. The Borrower shall maintain a tangible net worth of not less than (1) TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000) as of February 28, 1996 through January 31, 1997 and (2) TWO MILLION SEVEN HUNDRED THOUSAND DOLLARS ($2,700,000) as of February 1, 1997 and thereafter. For purposes of this paragraph, the term "TANGIBLE NET WORTH" shall mean total assets less total liabilities, excluding from the determination of total assets (i) all assets which would be classified as intangible assets, including, without limitation, goodwill, patents, trademarks, trade names, copyrights and franchises, (ii) any amounts due to the Borrower from affiliates, employees, officers or stockholders and (iii) increases caused by a write-up of assets of the Borrower.

9. INTEREST COVERAGE RATIO. The Borrower shall maintain at all times a minimum Interest Coverage Ratio at 3.5 to 1.0. For purposes of this paragraph, "INTEREST COVERAGE RATIO" shall mean earnings (before interest and taxes) divided by interest expense.

10. LEVERAGE RATIO. The Borrower shall maintain at all times a ratio of total liabilities divided by Tangible Net Worth of not greater than 2.0 to 1.0.

11. ADVANCE REQUEST. Requests for advances hereunder shall be made by Q.E.P. Co., Inc. for itself and on behalf of any other Borrower.







                                  Exhibit A, Page 2

                          REVOLVING PROMISSORY NOTE


$3,250,000.00                                                 Mahwah, New Jersey
                                                                October 13, 1995


        Q.E.P. CO., INC., a New York corporation with its chief executive office and principal place office at 575 Corporate Drive, Suite 410, Mahwah, New Jersey 07430, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, AMERICAN TROWEL AND FLOAT COMPANY, INC., a Florida corporation with its chief executive office and principal place of business at 2511 N.E. 4th Avenue, Pompano Beach, Florida 33064, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46953 and Q.E.P. ANDREWS, INC., a Nevada corporation with its chief executive office and principal place of business at 35 Stokes Drives, Carson City, Nevada (all of the foregoing hereinafter collectively called the "BORROWER" unless otherwise specifically indicated), for value received, promises to pay to the order of SHAWMUT BANK CONNECTICUT, N.A., a national banking association (hereinafter referred to as the "LENDER") at its office at 850 Main Street, Bridgeport, Connecticut 06604 or at such other place as the holder of this Note may from time to time designate in writing, on or before June 30, 1998, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($3,250,000), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in a certain Revolving Loan and Security Agreement between the Borrower and the Lender dated October 13, 1995, as amended from time to time (the "LOAN AGREEMENT") from the date hereof until this Note is fully paid.

        All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

        All sums due under this Note shall be payable together with all lawful taxes and assessments levied thereon, or upon this Note, or upon the holder hereof with respect to the same.

        The happening of any of the following events or conditions shall constitute an "EVENT OF DEFAULT" under this Note:

        1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

        2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

        Upon and after the occurrence of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

        The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy, or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

        The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

        The Borrower gives the Lender a lien and right of setoff for all of Borrower's liabilities upon and against the Borrower's deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.


        This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

        This Note is the Revolving Promissory Note referred to in, entitled to the benefits of and subject to the terms and conditions of the Loan Agreement.

                                                     Q.E.P. CO., INC.



                                                     By:  /s/ [ILLEGIBLE]
                                                        ----------------------
                                                         Its
                                                         Duly Authorized

                                         Q.E.P. - O'TOOL, INC.


                                         By: /s/  LEWIS GOULD
                                             ----------------------
                                             Its
                                             Duly Authorized President


                                         AMERICAN TROWEL AND FLOAT
                                           COMPANY, INC.


                                         By: /s/  LEWIS GOULD
                                             ----------------------
                                             Its
                                             Duly Authorized President


                                         MARION TOOL CORPORATION


                                         By: /s/  LEWIS GOULD
                                             ----------------------
                                             Its
                                             Duly Authorized Chairman


                                         WESTPOINT FOUNDRY, INC.


                                         By: /s/  LEWIS GOULD
                                             ----------------------
                                             Its
                                             Duly Authorized Chairman


                                         Q.E.P. ANDREWS, INC.


                                         By: /s/  LEWIS GOULD
                                             ----------------------
                                             Its
                                             Duly Authorized Chairman

                                LIMITED GUARANTY

To:      Shawmut Bank Connecticut
         850 Main Street
         Bridgeport, CT 06604

To induce Shawmut Bank Connecticut, N.A. (hereinafter referred to as the "LENDER") to enter into a Loan and Security Agreement bearing the effective date of October 13, 1995 (hereinafter referred to as the "LOAN AGREEMENT") with Q.E.P. Co., Inc., Q.E.P. - O'Tool, Inc., American Trowel and Float Company, Inc., Westpoint Foundry, Inc., Marion Tool Corporation and Q.E.P. Andrews, Inc. (all of the foregoing hereinafter collectively referred to as the "BORROWER") and in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by the Lender to or for the account of the Borrower, whether pursuant to the Loan Agreement or otherwise, the undersigned Guarantor (hereinafter referred to as the "GUARANTOR"), to the extent hereinafter set forth, unconditionally guarantees by this agreement (the "GUARANTY") the payment and performance from or by the Borrower of any and all obligations from the Borrower to the Lender (the "OBLIGATIONS"). "OBLIGATIONS" shall mean any and all loans and advances made by the Lender prior to, on or after the date hereof to or for the account of the Borrower, and any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against the Borrower by the Lender or owing by the Borrower to the Lender, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between the Borrower and the Lender or otherwise, and the performance and fulfillment by the Borrower of all of the terms, conditions, promises, covenants and provisions contained in the Loan Agreement or in any note or notes secured thereby or in any present or future agreement or instrument between the Borrower and the Lender, and including all costs of collection and expenses, including reasonable attorneys' fees incurred by the Lender to collect the Obligations from any party liable for the payment thereof, whether as maker, endorser, guarantor, surety or otherwise, or in protecting, enforcing or realizing upon the Lender's rights in connection with any collateral securing the Obligations or any guaranty thereof.

The Guarantor also agrees: to indemnify the Lender and hold the Lender harmless against all losses in any way suffered, incurred or paid by the Lender as a result of or in any way arising out of, or following, or consequential to transactions with the Borrower, whether under the Loan Agreement or otherwise; that this Guaranty shall not be impaired by any modification, release or other alteration of any of the Obligations or arrangements whatsoever with the Borrower or anyone else; that the liability of the Guarantor is direct and unconditional and may be enforced without requiring the Lender first to resort to any other right, remedy or security; that no Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and Obligations of the Borrower to the Lender and the Guarantor hereby expressly waives any and all of said rights of subrogation, reimbursement, indemnity and recourse to security; that the Guarantor shall not be deemed a "creditor" of the Borrower with respect to the Obligations as said term "creditor" is defined in the U.S. Bankruptcy Code, as amended; that if there is more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several; that if the Borrower or any Guarantor should at any time become insolvent or make a general assignment, or if any petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Borrower or any Guarantor, any and all Obligations of each Guarantor shall, at the Lender's option, forthwith become due and payable without notice; that the Lender's books and records showing the account between the Lender and the Borrower shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that this Guaranty is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not effect the termination of this Guaranty as to such deceased or as to any other Guarantor; that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of the Borrower's said debts and Obligations to the Lender with interest; that any and all present and future debts and obligations of the Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of the Obligations; and that all sums at any time in the Lender's possession shall be deemed held by the Lender as security for the Obligations to the Lender and to the Lender's subsidiaries, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise. The Guarantor hereby gives the Lender a lien and right of setoff for the Obligations upon and against the deposits, credits and property of the Guarantor now or hereafter in the Lender's possession or control or in transit to the Lender. The Lender may at any time apply the same or any part thereof to any of the Obligations, though unmatured, without notice and without first resorting to any other collateral.

The Guarantor further agrees to furnish to the Lender, (a) on or before March 31st of every year, his annual financial statement in form satisfactory to the Lender, (b) within thirty (30) days after filing a copy of his federal income tax return filed with the Internal Revenue Service for the immediately preceding tax year and (c) promptly after the Lender's request, such other information as the Lender may, from time to time, reasonably request.

The Guarantor waives: notice of acceptance hereof; presentment and protest of any instrument, and notice thereof; notice of default;

and all other notices to which such Guarantor might otherwise be entitled.

This Guaranty shall be valid and binding upon the Guarantor, regardless of any invalidity, irregularity, defect or unenforceability of or in any of the Obligations. The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or otherwise must be restored by the Lender to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of his creditors upon the insolvency, bankruptcy or reorganization of the Borrower, or to any Guarantor or the creditors of any Guarantor or any representative of any Guarantor or representative of the creditors of any Guarantor upon the insolvency, bankruptcy or reorganization of any Guarantor, or otherwise, all as though such payments had not been made.

The Guarantor acknowledges that the transactions under which this Guaranty is a part are commercial transactions, and the Guarantor hereby waives such rights as the Guarantor may have to notice and/or hearing under any applicable federal or state laws pertaining to the exercise by the Lender of such rights as the Lender may have, including but not limited to the right to deprive the Guarantor of or affect the use of or possession or enjoyment of the Guarantor's property prior to the rendition of a final judgment against the Guarantor.

The Guarantor hereby waives the right to trial by jury in any action proceeding of any kind or nature in any court in which an action may be commenced arising out of this Guaranty or any assignment thereof or by reason of any other cause or dispute between the Guarantor and the Lender.

The Guarantor hereby further agrees that the following courts:

         State Court      -       Any state or local court of the State of
                                  Connecticut.

         Federal Court    -       United States District Court for the District
                                  of Connecticut.

or at the option of the Lender, any court in which the Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Guarantor and the Lender pertaining directly or indirectly to this Guaranty or to any matter arising in connection with this Guaranty. The Guarantor expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Guarantor at the address set forth herein. Should the Guarantor fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, it shall be deemed in default and an order and/or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Guaranty to enforce the same in any appropriate jurisdiction.

For the purposes of this Guaranty, the "BORROWER" shall mean and include any successor of the Borrower including the Borrower as Debtor or any representative of the Borrower under the provisions of any state or federal law governing bankruptcy, insolvency, receivership or reorganization.

This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Connecticut, shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall inure to the benefit the Lender's successors and assigns.

         Anything herein to the contrary notwithstanding, it is understood and agreed that the liability of Guarantor hereunder shall not in any event exceed the sum of $500,000.00. Such liability shall be a continuing liability and shall not be affected by (nor shall anything herein contained be deemed to be a limitation upon) the amount of credit which may be extended to Borrower, the number of transactions with Borrower, repayments by Borrower to Lender, or the allocation by Lender of repayments by Borrower, it being the understanding of Guarantor that Guarantor's liability shall continue hereunder so long as there are any Obligations from Borrower to Lender.

Dated: October 13, 1995.

WITNESS:

/s/  [ILLEGIBLE]                    /s/ LEWIS GOULD
- -------------------------           -------------------------
                                    Lewis Gould

/s/ [ILLEGIBLE]
- -------------------------
                                    Address:

                                    2916 S. Ocean Blvd.
                                    -------------------------
                                    Highland Beach, FL 33487
                                    -------------------------

                                    GUARANTY

To:      Shawmut Bank Connecticut
         850 Main Street
         Bridgeport, CT 06604

To induce Shawmut Bank Connecticut, N.A. (hereinafter referred to as the "LENDER") to enter into a Loan and Security Agreement bearing the effective date of October 13, 1995 (hereinafter referred to as the "LOAN AGREEMENT") with Q.E.P. Co., Inc., American Trowel and Float Company Inc., Marion Tool Corporation, Westpoint Foundry, Inc. and Q.E.P. Andrews, Inc. (all of the foregoing hereinafter collectively referred to as the "BORROWER") and in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by the Lender to or for the account of the Borrower, whether pursuant to the Loan Agreement or otherwise, the undersigned Guarantor (hereinafter referred to as the "GUARANTOR") unconditionally guarantees by this agreement (the "GUARANTY") the payment and performance from or by the Borrower of any and all obligations from the Borrower to the Lender (the "OBLIGATIONS"). "OBLIGATIONS" shall mean any and all loans and advances made by the Lender prior to, on or after the date hereof to or for the account of the Borrower, and any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against the Borrower by the Lender or owing by the Borrower to the Lender, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between the Borrower and the Lender or otherwise, and the performance and fulfillment by the Borrower of all of the terms, conditions, promises, covenants and provisions contained in the Loan Agreement or in any note or notes secured thereby or in any present or future agreement or instrument between the Borrower and the Lender, and including all costs of collection and expenses, including reasonable attorneys' fees incurred by the Lender to collect the Obligations from any party liable for the payment thereof, whether as maker, endorser, guarantor, surety or otherwise, or in protecting, enforcing or realizing upon the Lender's rights in connection with any collateral securing the Obligations or any guaranty thereof.

The Guarantor also agrees: to indemnify the Lender and hold the Lender harmless against all losses in any way suffered, incurred or paid by the Lender as a result of or in any way arising out of, or following, or consequential to transactions with the Borrower, whether under the Loan Agreement or otherwise; that this Guaranty shall not be impaired by any modification, release or other alteration of any of the Obligations or arrangements whatsoever with the Borrower or anyone else; that the liability of the Guarantor is direct and unconditional and may be enforced without requiring the Lender first to resort to any other right, remedy or security; that no Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and Obligations of the Borrower to the Lender and the Guarantor hereby expressly waives any and all of said rights of subrogation, reimbursement, indemnity and recourse to security; that the Guarantor shall not be deemed a "creditor" of the Borrower with respect to the Obligations as said term "creditor" is defined in the U.S. Bankruptcy Code, as amended; that if there is more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several; that if the Borrower or any Guarantor should at any time become insolvent or make a general assignment, or if any petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Borrower or any Guarantor, any and all obligations of each Guarantor shall, at the Lender's option, forthwith become due and payable without notice; that the Lender's books and records showing the account between the Lender and the Borrower shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that this Guaranty is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not effect the termination of this Guaranty as to such deceased or as to any other Guarantor; that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of the Borrower's said debts and Obligations to the Lender with interest; that any and all present and future debts and obligations of the Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of the Obligations; and that all sums at any time in the Lender's possession shall be deemed held by the Lender as security for the Obligations to the Lender and to the Lender's subsidiaries, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise. The Guarantor hereby gives the Lender a lien and right of setoff for the Obligation upon and against the deposits, credits and property of the Guarantor now or hereafter in the Lender's possession or control or in transit to the Lender. The Lender may at any time apply the same or any part thereof to any of the Obligations, though unmatured, without notice and without first resorting to any other collateral.

The Guarantor further agrees to furnish to the Lender, (a) on or before March 31st of every year, its annual financial statement in form satisfactory to the Lender, (b) within thirty (30) days of filing a copy of its federal income tax return filed with the Internal Revenue Service for the immediately preceding tax year and (c) promptly after the Lender's request, such other information as the Lender may, from time to time, reasonably request.

The Guarantor waives: notice of acceptance hereof; presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which such Guarantor might otherwise be entitled.

This Guaranty shall be valid and binding upon the Guarantor, regardless of any invalidity, irregularity, defect or unenforceability of or in any of the Obligations. The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or otherwise must be restored by the Lender to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of its creditors upon the insolvency, bankruptcy or reorganization of the Borrower, or to any Guarantor or the creditors of any Guarantor or any representative of any Guarantor or representative of the creditors of any Guarantor upon the insolvency, bankruptcy or reorganization of any Guarantor, or otherwise, all as though such payments had not been made.

The Guarantor acknowledges that the transactions under which this Guaranty is a part are commercial transactions, and the Guarantor hereby waives such rights as the Guarantor may have to notice and/or hearing under any applicable federal or state laws pertaining to the exercise by the Lender of such rights as the Lender may have, including but not limited to the right to deprive the Guarantor of or affect the use of or possession or enjoyment of the Guarantor's property prior to the rendition of a final judgment against the Guarantor.

The Guarantor hereby waives the right to trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Guaranty or any assignment thereof or by reason of any other cause or dispute between the Guarantor and the Lender.

The Guarantor hereby further agrees that the following courts:

         State Court      -       Any state or local court of the State of
                                  Connecticut.

         Federal Court    -       United States District Court for the District
                                  of Connecticut.

or at the option of the Lender, any court in which the Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Guarantor and the Lender pertaining directly or indirectly to this Guaranty or to any matter arising in connection with this Guaranty. The Guarantor expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Guarantor at the address set forth herein. Should the Guarantor fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, it shall be deemed in default and an order and/or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Guaranty to enforce the same in any appropriate jurisdiction.

For the purposes of this Guaranty, the "BORROWER" shall mean and include any successor of the Borrower including the Borrower as Debtor or any representative of the Borrower under the provisions of any state or federal law governing bankruptcy, insolvency, receivership or reorganization.

This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Connecticut, shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall inure to the benefit of the Lender's successors and assigns.

Dated: October 13, 1995.

WITNESS:

    [ILLEGIBLE]                     Q.E.P.--O'TOOL, INC.
- -------------------------

    [ILLEGIBLE]                     By: LEWIS GOULD
- -------------------------              ----------------------
                                        Its
                                        Duly Authorized Chairman

                                    20535 Belshaw Avenue
                                    Carson City, California